THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS

-AllianceBernstein International Growth Portfolio

-AllianceBernstein International Value Portfolio

-AllianceBernstein Intermediate Duration Bond Portfolio

-AllianceBernstein Volatility Management Portfolio

(collectively, the “Portfolios”)

Supplement dated November 4, 2011 to the Prospectus dated December 31, 2010 of the AllianceBernstein Pooling Portfolios offering shares of AllianceBernstein International Growth Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio and AllianceBernstein Volatility Management Portfolio.

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AllianceBernstein Intermediate Duration Bond Portfolio

Recently, the Board of Trustees (the “Trustees”) of The AllianceBernstein Pooling Portfolios approved proposals to rename the AllianceBernstein Intermediate Duration Bond Portfolio (the “Portfolio”) the “AllianceBernstein Global Core Bond Portfolio” (the “Global Bond Portfolio”) and to change the Portfolio’s investment strategy from its focus on U.S. Dollar-denominated bonds to permit more significant investment in non-U.S. Dollar-denominated securities.

The Portfolio has been a multi-sector fund focused on high quality, principally U.S. Dollar-denominated bonds, with an “intermediate” portfolio duration of three to six years, and has limited its investment in non-U.S. Dollar-denominated securities to 20% of its assets. The policies limiting the Portfolio’s duration and investments in non-U.S. Dollar-denominated securities have been eliminated. Under its new policies, the Global Bond Portfolio will invest at least 40% of its assets in fixed-income securities of non-U.S. issuers located in at least three countries. The Global Bond Portfolio may hedge a significant portion of its currency exposure associated with its non-U.S. Dollar-denominated investments. The Portfolio may invest in bonds of any duration and maturity. In addition, the Portfolio’s benchmark will change from the Barclays Capital U.S. Aggregate Bond Index to the Barclays Capital Global Aggregate Bond Index (U.S. dollar hedged).

The Portfolio will continue to maintain its current investment policy of investing at least 80% of its net assets in fixed-income securities. It will also maintain its current policy of investing only in investment grade securities (rated at least Baa3 or BBB-). The Portfolio’s investments will continue to include a broad range of fixed-income securities, such as corporate bonds, notes, U.S. Government and agency securities, sovereign debt, asset-backed securities, mortgage-related securities and inflation-protected securities.

The changes to the Portfolio’s name and non-fundamental policies do not require stockholder approval under the Investment Company Act of 1940, as amended. The name and policy changes are expected to be effective on or about December 31, 2011. The Adviser expects that the Portfolio’s portfolio will be transitioned to the new investment policies shortly thereafter.

The Adviser’s Global Fixed Income Investment Team will be responsible for the day-to-day management of the Global Bond Portfolio’s portfolio after the transition. Two members of this Team, Mr. DeNoon and Mr. Peebles, are members of the Team currently responsible for managing the Portfolio and they will be joined by, as listed below, Mr. DiMaggio, Mr. Mon and Mr. Sheridan.

The following table lists the members of the Global Fixed Income Investment Team with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio, the length of time that each person has been jointly and primarily responsible for the Portfolio, and each person’s principal occupation during the past five years:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Paul J. DeNoon; since 2009; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2006, and Director of Emerging Market Debt.

Scott DiMaggio; since 2011; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position as a portfolio manager since prior to 2006, and Director of Canada Fixed Income.

Michael L. Mon; since 2011; Vice President of the Adviser	Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position as a portfolio manager since prior to 2006.

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years
Douglas J. Peebles; since 2009; Senior Vice President of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2006. He is also Chief Investment Officer and Head of Fixed Income.

Matthew S. Sheridan; since 2011; Vice President of the Adviser	Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position as a portfolio manager since prior to 2006.

AllianceBernstein International Growth Portfolio (“International Growth Portfolio”),

AllianceBernstein International Value Portfolio (“International Value Portfolio”) and

AllianceBernstein Volatility Management Portfolio (“Volatility Management Portfolio”)

The benchmark for the International Growth Portfolio and the International Value Portfolio is being changed from the EAFE Index to the ACWI ex U.S. Index effective on or about December 31, 2011.

The benchmark for the Volatility Management Portfolio is being changed from the S&P 500 Index to the ACWI Index effective on or about December 31, 2011.

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This Supplement should be read in conjunction with the Prospectus for the Portfolios.

You should retain this Supplement with your Prospectus for future reference.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

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